Capital Risk Management	12 Months Ended
Dec. 31, 2021
Disclosure of capital risk management [Abstract]
CAPITAL RISK MANAGEMENT

21. CAPITAL RISK MANAGEMENT

For the purpose of the Group’s capital management, capital includes called up share capital, share premium, share based payments for options, share based payments for warrants, convertible loan note reserve, and all other equity reserves attributable to the equity holders of the parent as reflected in the statement of financial position.

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern and to maximise shareholder value through the optimisation of the equity balance.

The Group adjusts its capital structure in light of changes in economic conditions and expected business demands on capital. The Group may also return capital to shareholders or issue additional shares.